Occidental Announces 2nd Quarter 2020 Results

•All business segments exceeded guidance and continued to deliver operational excellence
–Combined production of 1,406 Mboed from continuing operations, exceeding midpoint of guidance by 36 Mboed
–Permian Resources exceeded high-end of guidance by 5 percent, producing 465 Mboed
–OxyChem and Gulf of Mexico achieved all-time safety records
•Significantly lowered cost structure by fully delivering acquisition cost synergies and additional cost savings
–Achieved 2020 annualized run rate of $1.5 billion of total overhead savings, including $900 million of synergies and $600 million of additional cost reductions
–Achieved 2020 annualized run rate of $800 million of operating cost reductions, including realizing $200 million in synergies and $600 million of additional cost savings
–Extensive cost management coupled with strong production resulted in second quarter domestic operating expenses to come in below guidance at $4.69 per BOE
•In July, raised $2.0 billion in senior unsecured debt and completed debt tender offer to retire $2.0 billion of 2021 debt maturities
HOUSTON — August 10, 2020 — Occidental (NYSE:OXY) today announced a net loss attributable to common stockholders for the second quarter of 2020 of $8.4 billion, or $9.12 per diluted share, and an adjusted loss attributable to common stockholders of $1.6 billion, or $1.76 per diluted share. Second quarter after-tax items affecting comparability included impairment charges of approximately $5.2 billion on oil and gas continuing operations and $1.4 billion in discontinued operations for total impairment charges of $6.6 billion.

“We continue to make progress on our debt structure and have significantly exceeded our cost savings targets while delivering operational excellence across our business,” said President and Chief Executive Officer Vicki Hollub. “These decisive financial and operational actions reflect our leadership as a low-cost operator, positioning us for success when market conditions improve.”

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax loss on continuing operations for the second quarter was $7.7 billion, compared to income of $236 million for the first quarter of 2020. The second quarter results included pre-tax impairment charges on continuing operations of approximately $4.3 billion for unproved domestic onshore acreage, $1.2 billion for proved domestic onshore and Gulf of Mexico oil and gas properties and $0.9 billion for international assets. On an after-tax basis, oil and gas impairments on continuing operations in the second quarter of 2020 were $5.2 billion. In addition, second quarter results were impacted by the steep decline in oil prices due to the continued significant drop in oil demand as governments around the world implemented measures to contain the spread of COVID-19. For the second quarter of 2020, average WTI and Brent marker prices were $27.85 per barrel and $33.26 per barrel, respectively. Average worldwide realized crude oil prices decreased by 51 percent from the prior quarter to $23.17 per barrel. Average worldwide realized NGL prices decreased by 40 percent from the prior quarter to $7.79 per BOE. Average domestic realized gas prices decreased by 24 percent from the prior quarter to $0.90 per Mcf.

Total average daily production volume of 1,406 thousands of barrels of oil equivalent per day (Mboed) for the second quarter exceeded the midpoint of guidance by 36 Mboed. Permian Resources produced 465 Mboed, exceeding the high-end of guidance by 5 percent. International average daily production volumes of 290 Mboed came within the guidance range.

OxyChem
Chemical pre-tax income for the second quarter of $108 million exceeded guidance by 35 percent. Compared to prior quarter income of $186 million, the decline in income resulted primarily from the negative impact of the COVID-19 pandemic on product demand. Operational spending at various facilities was lower in the second quarter offset by softening realized domestic and export PVC prices and volumes.

Midstream and Marketing
Midstream and marketing pre-tax loss for the second quarter was $7 million, compared to a loss of $1.3 billion for the first quarter of 2020. Excluding the WES goodwill charges from the first quarter of 2020, the decrease reflected mark-to-market gains in the marketing business, partially offset by higher equity investment income from WES. Excluding WES equity income, midstream and marketing pre-tax loss for the second quarter was $147 million.

Supplemental Non-GAAP Measure
This press release refers to adjusted income (loss), a supplemental measure not calculated in accordance with generally accepted accounting principles in the United States (GAAP). A definition of adjusted income (loss) and a reconciliation to net income (loss), the comparable GAAP financial measure, is included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss) may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with operations in the United States, Middle East, Africa and Latin America. We are the largest onshore oil producer in the U.S., including in the Permian Basin, and a leading offshore producer in the Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon dioxide management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of our forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets, repay or refinance debt and the impact of changes to Occidental’s credit ratings; assumptions about energy markets and fluctuations in global and local commodity and commodity-futures prices; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties and liabilities associated with acquired and divested properties and businesses; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties about the estimated quantities of oil, natural gas and natural gas liquids reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling or other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; general economic conditions, including slowdowns, domestically or internationally, and volatility in the securities, capital or credit markets; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; adverse tax consequences; governmental actions and political conditions and events; legislative or regulatory changes; environmental risks and liability under international, provincial, federal, regional, state, tribal, local and foreign environmental laws and regulations (including remedial actions); asset and goodwill impairments; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of our counterparties; failure of risk management; Occidental’s ability to retain and hire key personnel; reorganization or restructuring of Occidental’s operations; changes in tax rates; and actions by third parties that are beyond Occidental’s control. The unprecedented nature of the COVID-19 pandemic and recent market decline may make it more difficult to identify potential risks, give rise to risks that are currently unknown or amplify the impact of known risks.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Melissa E. Schoeb	Jeff Alvarez
713-366-5615	713-215-7864
melissa_schoeb@oxy.com	jeff_alvarez@oxy.com

Occidental Petroleum Corporation
2nd Quarter 2020
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2019					2020
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income (Loss) ($ millions)
Reported income (loss) attributable to common stockholders		$631	$635	$(912)	$(1,339)	$(985)	$(2,232)	$(8,353)			$(10,585)
Reported EPS - Diluted ($/share)		$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)			$(11.68)
Effective tax rate on reported income (loss) (%)		26%	33%	(28)%	(19)%	243%	1%	18%			15%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$631	$729	$93	$(269)	$1,184	$(467)	$(1,612)			$(2,079)
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)	$(1.76)			$(2.29)
Effective tax rate on adjusted income (loss) (%)		26%	30%	55%	92%	40%	(14)%	15%			11%

Average Shares Outstanding
Basic (millions)		748.9	748.3	845.7	894.9	809.5	896.7	915.5			906.2
Diluted (millions)		750.5	749.5	845.7	894.9	809.5	896.7	915.5			906.2

Daily Production Volumes
Total US (MBOE/D)		421	446	835	1,145	714	1,175	1,116			1,146
US Oil (MBBL/D)		277	289	486	642	425	662	603			633
Worldwide - Reported (MBOE/D)		719	741	1,155	1,491	1,029	1,498	1,438			1,468
Worldwide - Continuing Operations (MBOE/D)		667	689	1,112	1,460	985	1,470	1,406			1,438
Worldwide Sales - Continuing Operations (MBOE/D)		661	692	1,114	1,458	985	1,467	1,416			1,441

Commodity Price Realizations
Worldwide oil ($/BBL)		$52.62	$58.91	$56.43	$56.72	$56.32	$46.97	$23.17			$35.52
Worldwide NGL ($/BBL)		$18.14	$18.00	$14.90	$18.05	$17.05	$13.09	$7.79			$10.43
Domestic gas ($/MCF)		$1.36	$0.23	$1.25	$1.61	$1.31	$1.18	$0.90			$1.04

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$1,832	$1,771	$390	$2,316	$6,309	$1,484	$587			$2,071
Working capital changes		(884)	242	2,122	(453)	1,027	(189)	(222)			(411)
Operating cash flow		$948	$2,013	$2,512	$1,863	$7,336	$1,295	$365			$1,660
Capital expenditures		$(1,259)	$(1,211)	$(1,717)	$(2,180)	$(6,367)	$(1,300)	$(375)			$(1,675)

		2019					2020
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income (Loss) ($ millions)
Reported income (loss) attributable to common stockholders		$631	$1,266	$354	$(985)		$(2,232)	$(10,585)
Reported EPS - Diluted ($/share)		$0.84	$1.68	$0.45	$(1.22)		$(2.49)	$(11.68)
Effective tax rate on reported income (loss) (%)		32%	30%	55%	243%		1%	15%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$631	$1,360	$1,453	$1,184		$(467)	$(2,079)
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$0.84	$1.80	$1.85	$1.45		$(0.52)	$(2.29)
Effective tax rate on adjusted income (loss) (%)		26%	29%	33%	40%		(14)%	11%

Average Shares Outstanding
Basic (millions)		748.9	748.7	781.1	809.5		896.7	906.2
Diluted (millions)		750.5	750.0	782.2	809.5		896.7	906.2

Daily Production Volumes
Total US (MBOE/D)		421	434	569	714		1,175	1,146
US Oil (MBBL/D)		277	283	351	425		662	633
Worldwide - Reported (MBOE/D)		719	730	874	1,029		1,498	1,468
Worldwide - Continuing Operations (MBOE/D)		667	678	825	985		1,470	1,438
Worldwide Sales - Continuing Operations (MBOE/D)		661	676	824	985		1,467	1,441

Commodity Price Realizations
Worldwide oil ($/BBL)		$52.62	$55.86	$56.10	$56.32		$46.97	$35.52
Worldwide NGL ($/BBL)		$18.14	$18.07	$16.43	$17.05		$13.09	$10.43
Domestic gas ($/MCF)		$1.36	$0.77	$1.05	$1.31		$1.18	$1.04

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$1,832	$3,603	$3,993	$6,309		$1,484	$2,071
Working capital changes		(884)	(642)	1,480	1,027		(189)	(411)
Operating cash flow		$948	$2,961	$5,473	$7,336		$1,295	$1,660
Capital expenditures		$(1,259)	$(2,470)	$(4,187)	$(6,367)		$(1,300)	$(1,675)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2019						2020
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY		Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$—	$—	$(285)	$(3)	$(288)		$(282)	$(5,514)			$(5,796)
Asset sales gains, net	—	—	—	475	475		—	14			14
Rig termination and others	—	—	—	—	—		(35)	(3)			(38)
Oil collars MTM	—	—	75	(182)	(107)		952	5			957
Total Domestic	—	—	(210)	290	80		635	(5,498)			(4,863)
Foreign
Asset impairments	—	—	(40)	1	(39)		(264)	(931)			(1,195)
Rig termination and others	—	—	—	—	—		—	(6)			(6)
Total Foreign	—	—	(40)	1	(39)		(264)	(937)			(1,201)
Total Oil and Gas	—	—	(250)	291	41		371	(6,435)			(6,064)

Chemical
No items affecting comparability	—	—	—	—	—		—	—			—
Total Chemical	—	—	—	—	—	—	—	—			—

Midstream & Marketing
Asset and equity investment sales gains, net	—	—	111	3	114		—	—			—
WES stand up and other asset impairments	—	—	—	(1,002)	(1,002)		(1,458)	(7)			(1,465)
Interest rate swap MTM, net	—	—	—	30	30		—	—			—
Total Midstream & Marketing	—	—	111	(969)	(858)		(1,458)	(7)			(1,465)

Corporate
Anadarko acquisition-related costs	—	(50)	(924)	(673)	(1,647)		(148)	(149)			(297)
Bridge loan financing fees	—	(57)	(65)	—	(122)		—	—			—
Acquisition-related pension & termination benefits	—	—	20	17	37		—	114			114
Interest rate swap MTM, net	—	—	(53)	175	122		(669)	4			(665)
Other charges and asset impairments	—	—	—	(22)	(22)		—	—			—
Warrants gains MTM	—	—	20	61	81		84	(79)			5
Total Corporate	—	(107)	(1,002)	(442)	(1,551)		(733)	(110)			(843)

State tax rate revaluation	—	—	(23)	5	(18)		—	—			—
Income taxes	—	13	174	58	245		55	1,226			1,281
Loss from continuing operations	—	(94)	(990)	(1,057)	(2,141)		(1,765)	(5,326)			(7,091)
Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)		—	—			—
Discontinued operations, net of taxes (a)	—	—	(15)	—	(15)		—	(1,415)			(1,415)
Total	$—	$(94)	$(1,005)	$(1,070)	$(2,169)		$(1,765)	$(6,741)			$(8,506)

	2019						2020
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY		Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$—	$—	$(223)	$(1)	$(224)		$(219)	$(4,299)			$(4,518)
Asset and equity investment sales gains	—	—	—	369	369		—	11			11
Rig termination and others	—	—	—	—	—		(27)	5			(22)
Oil collars MTM	—	—	58	(141)	(83)		741	4			745
Total Domestic	—	—	(165)	227	62		495	(4,279)			(3,784)
Foreign
Asset impairments	—	—	(40)	1	(39)		(264)	(931)			(1,195)
Rig termination and others	—	—	—	—	—		—	(6)			(6)
Total Foreign	—	—	(40)	1	(39)		(264)	(937)			(1,201)
Total Oil and Gas	—	—	(205)	228	23		231	(5,216)			(4,985)

Chemical
No items affecting comparability	—	—	—	—	—		—	—			—
Total Chemical	—	—	—	—	—		—	—			—

Midstream & Marketing
Asset and equity sales gains	—	—	87	2	89		—	—			—
WES stand up and other asset impairments	—	—	—	(997)	(997)		(1,443)	(6)			(1,449)
Interest rate swap MTM, net	—	—	—	26	26		—	—			—
Total Midstream & Marketing	—	—	87	(969)	(882)		(1,443)	(6)			(1,449)

Corporate
Anadarko acquisition-related costs	—	(50)	(792)	(514)	(1,356)		(115)	(117)			(232)
Bridge loan financing fees	—	(44)	(51)	—	(95)		—	—			—
Acquisition-related pension & termination benefits	—	—	16	13	29		—	89			89
Interest rate swap MTM, net	—	—	(42)	137	95		(522)	3			(519)
Other charges and asset impairments	—	—	—	(18)	(18)		—	—			—
Warrants gains MTM	—	—	20	61	81		84	(79)			5
Total Corporate	—	(94)	(849)	(321)	(1,264)		(553)	(104)			(657)

State tax rate revaluation	—	—	(23)	5	(18)		—				—
Loss from continuing operations	—	(94)	(990)	(1,057)	(2,141)		(1,765)	(5,326)			(7,091)
Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)		—	—			—
Discontinued operations, net of taxes	—	—	(15)	—	(15)		—	(1,415)			(1,415)
Total	$—	$(94)	$(1,005)	$(1,070)	$(2,169)		$(1,765)	$(6,741)			$(8,506)
(a) The pre-tax impairment for the second quarter of 2020 was $2.2 billion.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2019					2020
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$54	$153	$(79)	$710	$838	$233	$(6,841)			$(6,608)
Foreign	454	596	391	410	1,851	40	(860)			(820)
Exploration	(24)	(23)	(44)	(78)	(169)	(37)	(33)			(70)
Total Oil & Gas	484	726	268	1,042	2,520	236	(7,734)			(7,498)
Chemical	265	208	207	119	799	186	108			294
Midstream & Marketing	279	331	400	(769)	241	(1,287)	(7)			(1,294)
Segment income (loss)	1,028	1,265	875	392	3,560	(865)	(7,633)			(8,498)
Corporate
Interest	(83)	(143)	(360)	(416)	(1,002)	(352)	(310)			(662)
Other	(89)	(181)	(1,089)	(845)	(2,204)	(821)	(241)			(1,062)
Income (loss) from continuing operations before taxes	856	941	(574)	(869)	354	(2,038)	(8,184)			(10,222)
Taxes
Federal and state	(74)	(38)	181	(35)	34	90	1,577			1,667
Foreign	(151)	(268)	(344)	(132)	(895)	(65)	(109)			(174)
Income (loss) from continuing operations	631	635	(737)	(1,036)	(507)	(2,013)	(6,716)			(8,729)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)			(1,415)
Net income (loss)	631	635	(752)	(1,036)	(522)	(2,013)	(8,131)			(10,144)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—	—			—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)	(222)			(441)
Net income (loss) attributable to common stockholders	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)	$(8,353)			$(10,585)
Reported diluted earnings per share	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)			$(11.68)
Effective Tax Rate	26%	33%	(28)%	(19)%	243%	1%	18%			15%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2			YTD
Oil & Gas
Domestic	$—	$—	$(210)	$290	$80	$635	$(5,498)			$(4,863)
Foreign	—	—	(40)	1	(39)	(264)	(937)			(1,201)
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	—	—	(250)	291	41	371	(6,435)			(6,064)
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	—	—	111	(969)	(858)	(1,458)	(7)			(1,465)
Segment income (loss)	—	—	(139)	(678)	(817)	(1,087)	(6,442)			(7,529)
Corporate
Interest	—	(57)	(65)	—	(122)	—	—			—
Other	—	(50)	(937)	(442)	(1,429)	(733)	(110)			(843)
Income (loss) from continuing operations before taxes	—	(107)	(1,141)	(1,120)	(2,368)	(1,820)	(6,552)			(8,372)
Taxes
Federal and state	—	13	151	63	227	55	1,226			1,281
Foreign	—	—	—	—	—	—	—			—
Income (loss) from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)	(5,326)			(7,091)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)			(1,415)
Net income (loss)	—	(94)	(1,005)	(1,057)	(2,156)	(1,765)	(6,741)			(8,506)
Less: Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—	—			—
Less: Preferred stock dividends	—	—	—	—	—	—	—			—
Net income (loss) attributable to common stockholders	$—	$(94)	$(1,005)	$(1,070)	$(2,169)	$(1,765)	$(6,741)			$(8,506)

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2			TY
Oil & Gas
Domestic	$54	$153	$131	$420	$758	$(402)	$(1,343)			$(1,745)
Foreign	454	596	431	409	1,890	304	77			381
Exploration	(24)	(23)	(44)	(78)	(169)	(37)	(33)			(70)
Total Oil & Gas	484	726	518	751	2,479	(135)	(1,299)			(1,434)
Chemical	265	208	207	119	799	186	108			294
Midstream & Marketing	279	331	289	200	1,099	171	—			171
Adjusted segment income	1,028	1,265	1,014	1,070	4,377	222	(1,191)			(969)
Corporate
Interest	(83)	(86)	(295)	(416)	(880)	(352)	(310)			(662)
Other	(89)	(131)	(152)	(403)	(775)	(88)	(131)			(219)
Adjusted income (loss) from continuing operations before taxes	856	1,048	567	251	2,722	(218)	(1,632)			(1,850)
Taxes
Federal and state	(74)	(51)	30	(98)	(193)	35	351			386
Foreign	(151)	(268)	(344)	(132)	(895)	(65)	(109)			(174)
Adjusted income (loss)	631	729	253	21	1,634	(248)	(1,390)			(1,638)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(90)	(132)	—	—			—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)	(222)			(441)
Adjusted income (loss) attributable to common stockholders	$631	$729	$93	$(269)	$1,184	$(467)	$(1,612)			$(2,079)
Adjusted diluted earnings per share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)	$(1.76)			$(2.29)
Effective Tax Rate	26%	30%	55%	92%	40%	(14)%	15%			11%
(a) Non-GAAP Measure Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2019					2020
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$42	$119	$(63)	$554	$652	$182	$(5,336)			$(5,154)
Foreign	248	351	165	179	943	(85)	(926)			(1,011)
Exploration	(22)	(21)	(40)	(72)	(155)	(32)	(26)			(58)
Total Oil & Gas	268	449	62	661	1,440	65	(6,288)			(6,223)
Chemical	205	159	161	83	608	142	82			224
Midstream & Marketing	227	274	352	(809)	44	(1,306)	2			(1,304)
Segment income (loss)	700	882	575	(65)	2,092	(1,099)	(6,204)			(7,303)
Corporate
Interest	(83)	(130)	(295)	(416)	(924)	(352)	(310)			(662)
Other	(89)	(181)	(1,024)	(845)	(2,139)	(641)	(235)			(876)
Taxes	103	64	7	290	464	79	33			112
Income (loss) from continuing operations	631	635	(737)	(1,036)	(507)	(2,013)	(6,716)			(8,729)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)			(1,415)
Net income (loss)	631	635	(752)	(1,036)	(522)	(2,013)	(8,131)			(10,144)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—	—			—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)	(222)			(441)
Net income (loss) attributable to common stockholders	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)	$(8,353)			$(10,585)

Reported diluted earnings per share	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)			$(11.68)

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$—	$—	$(165)	$227	$62	$495	$(4,279)			$(3,784)
Foreign	—	—	(40)	1	(39)	(264)	(937)			(1,201)
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	—	—	(205)	228	23	231	(5,216)			(4,985)
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	—	—	87	(969)	(882)	(1,443)	(6)			(1,449)
Segment loss	—	—	(118)	(741)	(859)	(1,212)	(5,222)			(6,434)
Corporate
Interest	—	(44)	(51)	—	(95)	—	—			—
Other	—	(50)	(798)	(321)	(1,169)	(553)	(104)			(657)
Taxes	—	—	(23)	5	(18)	—	—			—
Loss from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)	(5,326)			(7,091)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)			(1,415)
Net loss	—	(94)	(1,005)	(1,057)	(2,156)	(1,765)	(6,741)			(8,506)
Less: Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—	—			—
Less: Preferred stock dividends	—	—	—	—	—	—	—			—
Net loss attributable to common stockholders	$—	$(94)	$(990)	$(1,070)	$(2,169)	$(1,765)	$(6,741)			$(8,506)

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$42	$119	$102	$327	$590	$(313)	$(1,057)			$(1,370)
Foreign	248	351	205	178	982	179	11			190
Exploration	(22)	(21)	(40)	(72)	(155)	(32)	(26)			(58)
Total Oil & Gas	268	449	267	433	1,417	(166)	(1,072)			(1,238)
Chemical	205	159	161	83	608	142	82			224
Midstream & Marketing	227	274	265	160	926	137	8			145
Segment income	700	882	693	676	2,951	113	(982)			(869)
Corporate
Interest	(83)	(86)	(244)	(416)	(829)	(352)	(310)			(662)
Other	(89)	(131)	(226)	(524)	(970)	(88)	(131)			(219)
Taxes	103	64	30	285	482	79	33			112
Adjusted income (loss)	631	729	253	21	1,634	(248)	(1,390)			(1,638)
Less: Adjusted loss attributable to noncontrolling interests	—	—	(42)	(90)	(132)	—	—			—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)	(222)			(441)
Adjusted income (loss) attributable to common stockholders	$631	$729	$93	$(269)	$1,184	$(467)	$(1,612)			$(2,079)

Adjusted diluted earnings per share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)	$(1.76)			$(2.29)

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)			$(11.68)
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$—	$—	$(0.19)	$0.25	$0.08	$0.55	$(4.67)			$(4.18)
Foreign	—	—	(0.05)	—	(0.05)	(0.29)	(1.02)			(1.33)
Exploration	—	—	—	—	—	—	—			—
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	—	—	0.10	(1.09)	(1.09)	(1.61)	(0.01)			(1.60)
Corporate
Interest	—	(0.06)	(0.06)	—	(0.12)	—	—			—
Other	—	(0.07)	(0.94)	(0.36)	(1.44)	(0.62)	(0.11)			(0.72)
Taxes	—	—	(0.03)	0.01	(0.02)	—	—			—
Discontinued Operations	—	—	(0.02)	—	(0.02)	—	(1.55)			(1.56)
Net loss attributable to noncontrolling interests	—	—	—	(0.01)	(0.01)	—	—			—
Total After-Tax Adjustments for Items Affecting Comparability	$—	$(0.13)	$(1.19)	$(1.20)	$(2.67)	$(1.97)	$(7.36)			$(9.39)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)	$(1.76)			$(2.29)

Average Diluted Shares Outstanding (millions)	750.5	749.5	845.7	894.9	809.5	896.7	915.5			906.2
The difference between reported average diluted shares outstanding and adjusted average diluted shares outstanding is immaterial and does not impact the calculation of adjusted earnings per share. As such, adjusted earnings per share is calculated as adjusted income (loss) divided by reported average diluted shares outstanding.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$2,351	$2,718	$3,993	$4,879	$13,941	$5,060	$2,040			$7,100
Chemical	1,059	998	1,071	974	4,102	962	846			1,808
Midstream & Marketing	816	909	1,163	1,244	4,132	790	204			994
Eliminations	(222)	(205)	(368)	(469)	(1,264)	(199)	(162)			(361)
Total	4,004	4,420	5,859	6,628	20,911	6,613	2,928			9,541
Interest, dividends and other income	78	41	56	42	217	34	33			67
Gains on sale of assets, net	7	15	128	472	622	7	15			22
Total	4,089	4,476	6,043	7,142	21,750	6,654	2,976			9,630

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	645	717	974	946	3,282	1,069	631			1,700
Transportation expense	31	33	221	350	635	565	367			932
Chemical and midstream costs of sales	669	636	741	745	2,791	612	577			1,189
Purchased commodities	365	431	441	442	1,679	393	214			607
Selling, general and administrative	140	163	245	345	893	264	225			489
Other operating and non-operating expense	238	260	362	561	1,421	197	114			311
Taxes other than on income	111	123	244	362	840	225	68			293
Depreciation, depletion and amortization	973	1,031	1,767	2,369	6,140	2,309	2,119			4,428
Asset impairments and other charges	—	—	325	1,036	1,361	1,803	6,470			8,273
Anadarko acquisition-related costs	—	50	924	673	1,647	148	149			297
Exploration expense	36	35	63	113	247	37	33			70
Interest and debt expense, net	98	153	381	434	1,066	352	310			662
Total	3,306	3,632	6,688	8,376	22,002	7,974	11,277			19,251
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	783	844	(645)	(1,234)	(252)	(1,320)	(8,301)			(9,621)
OTHER ITEMS
Gains (losses) on interest rate swaps and warrants, net	—	—	(33)	266	233	(585)	(76)			(661)
Income (loss) from equity investments	73	97	104	99	373	(133)	193			60
Total	73	97	71	365	606	(718)	117			(601)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	856	941	(574)	(869)	354	(2,038)	(8,184)			(10,222)
Income tax (expense) benefit	(225)	(306)	(163)	(167)	(861)	25	1,468			1,493
INCOME (LOSS) FROM CONTINUING OPERATIONS	631	635	(737)	(1,036)	(507)	(2,013)	(6,716)			(8,729)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)			(1,415)
NET INCOME (LOSS)	631	635	(752)	(1,036)	(522)	(2,013)	(8,131)			(10,144)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—	—			—
Less: Preferred stock dividend	—	—	(118)	(200)	(318)	(219)	(222)			(441)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)	$(8,353)			$(10,585)

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.84	$0.84	$(1.06)	$(1.50)	$(1.20)	$(2.49)	$(7.58)			$(10.12)
Discontinued operations, net	—	—	(0.02)	—	(0.02)	—	(1.54)			(1.56)
BASIC EARNINGS PER COMMON SHARE	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)			$(11.68)

DILUTED EARNINGS PER COMMON SHARE	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)			$(11.68)

DIVIDENDS PER COMMON SHARE	$0.78	$0.78	$0.79	$0.79	$3.14	$0.79	$0.01			$0.80

AVERAGE COMMON SHARES OUTSTANDING
BASIC	748.9	748.3	845.7	894.9	809.5	896.7	915.5			906.2
DILUTED	750.5	749.5	845.7	894.9	809.5	896.7	915.5			906.2

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2019				2020
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,752	$1,751	$4,840	$3,032	$2,021	$1,011
Restricted cash and restricted cash equivalents	—	—	467	485	269	124
Trade receivables, net	5,310	5,273	5,854	6,373	2,458	2,359
Inventories	1,484	1,582	1,744	1,581	1,567	1,477
Assets held for sale	—	—	4,195	3,870	3,606	1,412
Other current assets	724	819	1,853	1,432	2,398	2,054
Total current assets	9,270	9,425	18,953	16,773	12,319	8,437

INVESTMENTS IN UNCONSOLIDATED ENTITIES	1,725	1,777	3,684	6,389	6,050	6,128

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	75,813	77,004	138,834	124,267	125,388	125,523
Accumulated depreciation, depletion and amortization	(43,913)	(44,889)	(46,865)	(42,037)	(44,615)	(52,919)
Net property, plant and equipment	31,900	32,115	91,969	82,230	80,773	72,604

OPERATING LEASE ASSETS	684	681	1,107	1,411	1,216	1,129
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	793	765	1,269	2,527	1,285	1,154
INTANGIBLES, NET	8	7	2,387	—	—	—
GOODWILL - WES Midstream	—	—	6,074	—	—	—
TOTAL ASSETS	$44,380	$44,770	$125,443	$109,330	$101,643	$89,452

CURRENT LIABILITIES
Current maturities of long-term debt	$116	$116	$31	$51	$2,464	$2,460
Current operating lease liabilities	240	252	474	579	461	420
Accounts payable	5,261	5,445	6,826	7,050	3,888	3,034
Accrued liabilities	1,920	2,067	5,311	5,447	3,504	3,215
Accrued income taxes	—	—	1,036	—	—	—
Liabilities of assets held for sale	—	—	1,920	1,718	1,589	790
Total current liabilities	7,537	7,880	15,598	14,845	11,906	9,919

LONG-TERM DEBT, NET
Long-term debt, net - Occidental	10,203	10,155	39,946	38,537	36,058	36,034
Long-term debt, net - WES Midstream	—	—	7,637	—	—	—
Total long-term debt, net	10,203	10,155	47,583	38,537	36,058	36,034
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	918	950	9,920	9,717	9,403	7,887
Asset retirement obligations	1,430	1,433	4,187	4,411	4,454	4,316
Pension and postretirement obligations	816	819	1,940	1,823	1,983	1,816
Environmental remediation reserves	755	764	905	1,035	1,017	1,000
Operating lease liabilities	465	445	695	872	784	740
Other	1,020	977	3,610	3,858	4,743	4,394
Total deferred credits and other liabilities	5,404	5,388	21,257	21,716	22,384	20,153
EQUITY
Preferred stock, $1.00 per share par value	—	—	9,762	9,762	9,762	9,762
Common stock, $.20 per share par value	179	179	209	209	210	213
Treasury stock	(10,653)	(10,653)	(10,653)	(10,653)	(10,653)	(10,657)
Additional paid-in capital	8,083	8,157	14,867	14,955	15,081	16,235
Retained earnings	23,795	23,848	22,227	20,180	17,229	8,105
Accumulated other comprehensive loss	(168)	(184)	(332)	(221)	(334)	(312)
Total stockholder's equity	21,236	21,347	36,080	34,232	31,295	23,346
Noncontrolling interest	—	—	4,925	—	—	—
Total equity	21,236	21,347	41,005	34,232	31,295	23,346

TOTAL LIABILITIES AND EQUITY	$44,380	$44,770	$125,443	$109,330	$101,643	$89,452

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income (loss)	$631	$635	$(752)	$(1,036)	$(522)	$(2,013)	$(8,131)			$(10,144)
Depreciation, depletion and amortization (see detail below)	973	1,031	1,767	2,369	6,140	2,309	2,119			4,428
Deferred income tax provision (benefit)	10	37	(1,097)	23	(1,027)	(218)	(1,525)			(1,743)
Asset impairments and other non-cash charges	218	68	472	960	1,718	1,406	8,124			9,530
Operating cash flow from continuing operations before working capital (NON-GAAP) (see below)	1,832	1,771	390	2,316	6,309	1,484	587			2,071
Working capital changes	(884)	242	2,122	(453)	1,027	(189)	(222)			(411)
Operating cash flow from continuing operations (GAAP)	948	2,013	2,512	1,863	7,336	1,295	365			1,660

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(1,259)	(1,211)	(1,717)	(2,180)	(6,367)	(1,300)	(375)			(1,675)
Payments for purchases of assets and businesses	(69)	(7)	(27,850)	(162)	(28,088)	(35)	(13)			(48)
Sales of assets, net	16	16	4,777	1,334	6,143	112	69			181
Changes in capital accrual	(51)	(57)	(20)	(121)	(249)	(435)	(307)			(742)
Other investing activities	(52)	(29)	(59)	(151)	(291)	142	61			203
Investing cash flow from continuing operations	(1,415)	(1,288)	(24,869)	(1,280)	(28,852)	(1,516)	(565)			(2,081)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(591)	(587)	(588)	(858)	(2,624)	(913)	(714)			(1,627)
Purchases of treasury stock	(237)	—	—	—	(237)	—	—			—
Proceeds from debt - Occidental	—	(108)	21,665	—	21,557	—	—			—
Proceeds from debt - WES Midstream	—	—	1,240	219	1,459	—	—			—
Payments of debt - Occidental	—	—	(4,949)	(2,010)	(6,959)	—	—			—
Payments of debt - WES Midstream	—	—	(1,000)	—	(1,000)	—	—			—
WES Midstream distribution to noncontrolling interests	—	—	(127)	(130)	(257)	—	—			—
Proceeds from issuance of preferred stock	—	(50)	10,000	—	9,950	—	—			—
Other financing activities	14	19	(8)	282	307	(106)	(217)			(323)
Financing cash flow from continuing operations	(814)	(726)	26,233	(2,497)	22,196	(1,019)	(931)			(1,950)

Cash Flow From Discontinued Operations	—	—	(262)	123	(139)	30	(20)			10

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(1,281)	(1)	3,614	(1,791)	541	(1,210)	(1,151)			(2,361)
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	3,033	1,752	1,751	5,365	3,033	3,574	2,364			3,574
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,752	$1,751	$5,365	$3,574	$3,574	$2,364	$1,213			$1,213

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2			YTD
Oil & Gas
Permian Resources	$(775)	$(747)	$(905)	$(887)	$(3,314)	$(604)	$(101)			$(705)
Permian EOR	(133)	(135)	(121)	(116)	(505)	(92)	(21)			(113)
DJ Basin	—	—	(110)	(210)	(320)	(164)	(11)			(175)
Gulf of Mexico	—	—	(47)	(140)	(187)	(102)	(40)			(142)
Other Domestic	(6)	(5)	(24)	(46)	(81)	(30)	(9)			(39)
Latin America	(34)	(35)	(49)	(55)	(173)	(25)	(9)			(34)
Middle East & Africa	(155)	(153)	(138)	(133)	(579)	(127)	(98)			(225)
Exploration Drilling	(77)	(40)	(75)	(161)	(353)	(100)	(28)			(128)
Chemical	(38)	(54)	(56)	(119)	(267)	(41)	(41)			(82)
Midstream & Marketing	(26)	(26)	(161)	(248)	(461)	(13)	(16)			(29)
Corporate	(15)	(16)	(31)	(65)	(127)	(2)	(1)			(3)
Total Capital Expenditures	$(1,259)	$(1,211)	$(1,717)	$(2,180)	$(6,367)	$(1,300)	$(375)			$(1,675)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2			YTD
Oil & Gas
United States	$570	$615	$1,217	$1,712	$4,114	$1,881	$1,764			$3,645
Latin America	26	37	37	34	134	45	37			82
Middle East & Africa	199	200	257	249	905	197	169			366
Chemical	89	92	93	94	368	90	86			176
Midstream & Marketing	79	76	147	261	563	80	74			154
Corporate	10	11	16	19	56	16	(11)			5
Total Depreciation, Depletion and Amortization	$973	$1,031	$1,767	$2,369	$6,140	$2,309	$2,119			$4,428

Adjusted Operating Cash Flow From Continuing Operations Before Working Capital (Non-GAAP)			Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2
Operating cash flow from continuing operations (GAAP)			$2,512	$1,863	$4,375	$1,295	$365
Less: Working capital and other, net			(2,122)	453	(1,669)	189	222
Operating cash flow from continuing operations before working capital (Non-GAAP)			390	2,316	2,706	1,484	587
Add back impacts from:
Tax impact on divestitures			880	(643)	237	—	—
Anadarko acquisition-related costs			924	673	1,597	148	124
Adjusted operating cash flow from continuing operations before working capital (Non-GAAP)			$2,194	$2,346	$2,871	$1,632	$711

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2019					2020
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	261	289	390	476	355	474	465			470
Permian EOR	156	153	154	153	154	151	141			146
DJ Basin	—	—	163	314	120	326	312			319
Gulf of Mexico	—	—	90	141	58	163	142			153
Other Domestic	4	4	38	61	27	61	56			58
Total	421	446	835	1,145	714	1,175	1,116			1,146

Latin America	33	35	33	35	34	34	34			34

Middle East / Africa
Algeria	—	—	32	62	24	54	40			47
Al Hosn	82	82	80	83	82	77	80			79
Dolphin	40	40	44	43	42	40	49			44
Oman	91	86	88	92	89	90	87			88
Total	213	208	244	280	237	261	256			258

TOTAL CONTINUING OPERATIONS PRODUCTION	667	689	1,112	1,460	985	1,470	1,406			1,438

DISCONTINUED AND EXITED OPERATIONS	52	52	43	31	44	28	32			30

TOTAL REPORTED PRODUCTION	719	741	1,155	1,491	1,029	1,498	1,438			1,468

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	157	170	221	273	207	273	258			265
Permian EOR	118	117	116	117	117	115	105			110
DJ Basin	—	—	64	120	46	121	107			114
Gulf of Mexico	—	—	75	117	48	136	118			128
Other Domestic	2	2	10	15	7	17	15			16
Total	277	289	486	642	425	662	603			633
NGL (MBBL)
Permian Resources	49	58	88	106	74	101	108			105
Permian EOR	30	29	30	29	30	30	27			29
DJ Basin	—	—	38	73	28	79	78			79
Gulf of Mexico	—	—	7	10	4	12	10			10
Other Domestic	—	—	5	9	4	8	7			7
Total	79	87	168	227	140	230	230			230
Natural Gas (MMCF)
Permian Resources	330	364	488	580	442	600	596			600
Permian EOR	46	44	45	41	44	33	51			41
DJ Basin	—	—	364	727	275	756	763			758
Gulf of Mexico	—	—	50	86	34	90	83			87
Other Domestic	13	11	138	223	98	216	204			210
Total	389	419	1,085	1,657	893	1,695	1,697			1,696

Latin America
Oil (MBBL)	32	34	32	34	33	33	33			33
Natural Gas (MMCF)	7	7	8	8	8	8	7			7

Middle East / Africa
Oil (MBBL)
Algeria	—	—	31	56	22	50	37			44
Al Hosn	14	14	14	14	14	13	14			14
Dolphin	6	7	7	7	7	6	8			7
Oman	68	65	66	67	66	67	65			65
Total	88	86	118	144	109	136	124			130
NGL (MBBL)
Algeria	—	—	1	6	2	4	3			3
Al Hosn	26	26	25	26	26	25	25			25
Dolphin	8	8	8	8	8	8	10			9
Total	34	34	34	40	36	37	38			37
Natural Gas (MMCF)
Al Hosn	250	251	246	257	251	234	244			239
Dolphin	154	152	171	166	161	155	188			170
Oman	140	125	133	152	138	139	132			136
Total	544	528	550	575	550	528	564			545

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2019					2020
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	421	446	835	1,145	714	1,175	1,116			1,146

Latin America	28	38	36	33	34	36	31			33

Middle East / Africa
Algeria	—	—	32	62	24	50	50			50
Al Hosn	82	82	80	83	82	77	80			79
Dolphin	39	41	44	43	42	40	49			44
Oman	91	85	87	92	89	89	90			89
Total	212	208	243	280	237	256	269			262

TOTAL CONTINUING OPERATIONS SALES	661	692	1,114	1,458	985	1,467	1,416			1,441

DISCONTINUED AND EXITED OPERATIONS	52	52	43	31	44	28	28			28

TOTAL REPORTED SALES	713	744	1,157	1,489	1,029	1,495	1,444			1,469

REALIZED PRICES
United States
Oil ($/BBL)	$48.38	$55.14	$54.90	$56.00	$54.31	$45.71	$21.27			$34.07
NGL ($/BBL)	$16.79	$16.28	$13.91	$17.25	$16.03	$11.98	$7.22			$9.60
Natural Gas ($/MCF)	$1.36	$0.23	$1.25	$1.61	$1.31	$1.18	$0.90			$1.04

Latin America
Oil ($/BBL)	$55.52	$62.66	$54.98	$54.96	$57.26	$47.20	$24.02			$36.45
Natural Gas ($/MCF)	$7.37	$7.01	$7.05	$6.69	$7.01	$6.62	$6.31			$6.47

Middle East / Africa
Oil ($/BBL)	$60.50	$65.83	$61.74	$60.24	$62.03	$53.28	$31.42			$42.18
NGL ($/BBL)	$21.30	$22.50	$20.41	$23.02	$21.85	$20.32	$11.23			$15.58

Total Worldwide
Oil ($/BBL)	$52.62	$58.91	$56.43	$56.72	$56.32	$46.97	$23.17			$35.52
NGL ($/BBL)	$18.14	$18.00	$14.90	$18.05	$17.05	$13.09	$7.79			$10.43
Natural Gas ($/MCF)	$1.55	$1.03	$1.38	$1.63	$1.45	$1.32	$1.10			$1.20

Index Prices
WTI Oil ($/BBL)	$54.90	$59.82	$56.45	$56.96	$57.03	$46.17	$27.85			$37.01
Brent Oil ($/BBL)	$63.90	$68.32	$62.01	$62.50	$64.18	$50.95	$33.26			$42.11
NYMEX Natural Gas ($/MCF)	$3.24	$2.67	$2.27	$2.50	$2.67	$2.05	$1.77			$1.91

Percentage of Index Prices
Worldwide oil as a percentage of WTI	96%	98%	100%	100%	99%	102%	83%			96%
Worldwide oil as a percentage of Brent	82%	86%	91%	91%	88%	92%	70%			84%
Worldwide NGL as a percentage of WTI	33%	30%	26%	32%	30%	28%	28%			28%
Worldwide NGL as a percentage of Brent	28%	26%	24%	29%	27%	26%	23%			25%
Domestic gas as a percentage of NYMEX	42%	9%	55%	64%	49%	58%	51%			54%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$11.83	$11.16	$8.45	$6.84	$8.71	$6.70	$4.69			$5.72
Latin America	$14.00	$9.94	$14.58	$14.68	$13.18	$12.30	$5.85			$9.31
Middle East / Africa	$9.73	$9.59	$10.39	$8.38	$9.51	$9.88	$7.61			$8.72
Total Oil and Gas	$11.14	$10.55	$9.11	$7.32	$9.07	$7.39	$5.27			$6.35

Transportation costs ($/BOE)
United States	$0.07	$0.07	$2.97	$3.92	$2.48	$4.21	$3.41			$3.82
Total Oil and Gas	$0.42	$0.43	$2.38	$3.24	$2.00	$3.52	$2.83			$3.18

Taxes other than on income ($/BOE)
United States	$2.79	$2.89	$2.40	$2.32	$2.50	$1.65	$0.63			$1.15
Total Oil and Gas	$1.68	$1.76	$2.20	$2.48	$2.13	$1.66	$0.54			$1.11

DD&A expense ($/BOE)
United States	$15.04	$15.16	$15.84	$16.23	$15.78	$17.72	$17.23			$17.48
Latin America	$10.38	$10.58	$11.00	$11.37	$10.85	$13.76	$12.98			$13.39
Middle East / Africa	$8.40	$8.44	$10.11	$9.53	$9.15	$8.48	$6.89			$7.67
Total Oil and Gas	$12.40	$12.58	$14.31	$14.82	$13.85	$16.01	$15.17			$15.60

G&A and other operating expenses ($/BOE)	$4.00	$3.54	$3.68	$3.64	$3.72	$2.34	$2.14			$2.24

O&G MTM (Gain) Loss - Collars and CO2 ($ millions)	$(69)	$3	$(64)	$145	$15	$(870)	$(54)			$(924)

Exploration Expense ($ millions)
United States	$16	$15	$31	$37	$99	$21	$22			$43
Latin America	1	9	7	28	45	(3)	1			(2)
Middle East / Africa	19	11	25	48	103	19	10			29
Total Exploration Expense	$36	$35	$63	$113	$247	$37	$33			$70